Exhibit 99.1

Investor Presentation

Disclaimers Additional Securities Law Information In connection with the proposed acquisition of Graham Packaging Holdings Company and its subsidiaries (collectively, "Graham"), Hicks Acquisition Company I, Inc. ("HAC") and Graham intend to file with the SEC a proxy / registration statement and HAC intends to mail a definitive proxy statement and other relevant documents to HAC stockholders. HAC stockholders and other interested persons are advised to read, when available, HAC's preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with HAC's solicitation of proxies for the special meeting to be held to approve the acquisition because these proxy statements will contain important information about Graham, HAC and the proposed acquisition. The definitive proxy statement will be mailed to HAC stockholders as of a record date to be established for voting on the proposed acquisition. Stockholders will also be able to obtain a copy of the preliminary and definitive proxy statements once they are available, without charge, at the Securities Exchange Commission's ("SEC") website at http://www.sec.gov or by directing a request to Hicks Acquisition Company I, Inc., 100 Crescent Court, Suite 1200, Dallas, Texas, 75201, telephone 214-615-2300. HAC and its directors and officers may be deemed participants in the solicitation of proxies to HAC's stockholders. A list of the names of those directors and officers and a description of their interests in HAC is contained in HAC's annual report on Form 10-K for the fiscal year ended December 31, 2007, which is filed with the SEC, and will also be contained in HAC's proxy statement when it becomes available. HAC's stockholders may obtain additional information about the interests of the directors and officers of HAC in the acquisition in reading HAC's proxy statement and other materials to be filed with the SEC when such information becomes available. Safe Harbor Statement This presentation has been prepared exclusively for the purpose of providing summary information about Graham and its business to HAC stockholders pending the distribution of the definitive proxy statement. It does not constitute a solicitation for or an offer by or, on behalf of HAC or Graham or, of any securities or investment advisory services. This presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this presentation include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this presentation. Such risk factors include, among others: uncertainties as to the timing of the acquisition; approval of the transaction by HAC stockholders; the satisfaction of closing conditions to the transaction, including the receipt of regulatory approvals; costs related to the acquisition; the competitive environment in the industry in which Graham operates; the diversion of management time on acquisition related issues; general economic conditions such as inflation or recession; Graham's ability to maintain margins due to future increases in commodity prices; Graham's loss of large customers; operating Graham as a public company; Graham's continuing net losses; the terms of Graham's debt instruments, which restrict the manner in which Graham conducts its business and may limit Graham's ability to implement elements of its business strategy; Graham's indebtedness, which could adversely affect Graham's cash flow; that despite Graham's current levels of indebtedness, Graham may incur additional debt in the future, which could increase the risks associated with Graham's leverage; Graham's recovery of the carrying value of its assets; Graham's exposure to fluctuations in resin prices and its dependence on resin supplies; risks associated with Graham's international operations; Graham's dependence on significant customers and the risk that customers will not purchase Graham's products in the amounts expected by Graham under their requirements contracts; that the majority of Graham's sales are made pursuant to requirements contracts; Graham's ability to develop product innovations and improve Graham's production technology and expertise; infringement on Graham's proprietary technology; risks associated with environmental regulation and liabilities; Graham's dependence on key management and its labor force and the material adverse effect that could result from the loss of their services; risks associated with a significant portion of Graham's employees being covered by collective bargaining agreements; Graham's dependence on blow molding equipment providers; market conditions for Graham's products; the inability to maintain growth rates; and the related impact on revenue, net income and fund inflows/outflows. Actual results may differ materially from those contained in the forward-looking statements in this presentation. HAC and Graham undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement. Non-GAAP Financials The financial information and data contained in this presentation is unaudited and does not conform to the SEC's Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, HAC's proxy / registration statement to solicit stockholder approval for the proposed acquisition of Graham. This presentation includes certain estimated financial information and forecasts presented as pro forma financial measures that are not derived in accordance with generally accepted accounting principles ("GAAP"), and which may be deemed to be non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC. HAC and Graham believe that the presentation of these non-GAAP financial measures serve to enhance the understanding of the financial performance of Graham and the proposed acquisition. However, these non-GAAP financial measures should be considered in addition to, and not as substitutes for or superior to, financial measures of financial performance prepared in accordance with GAAP. Our pro forma financial measures may not be comparable to similarly titled pro forma measures reported by other companies.

Christina Weaver Vest Senior Vice President Hicks Acquisition Company I, Inc. Chinh Chu Senior Managing Director The Blackstone Group Thomas O. Hicks Chairman Hicks Acquisition Company I, Inc. Mark S. Burgess Chief Operating Officer and Chief Financial Officer Graham Packaging Company Participants Robert M. Swartz Senior Vice President Hicks Acquisition Company I, Inc. Warren D. Knowlton Chairman and Chief Executive Officer Graham Packaging Company Shervin Korangy Principal The Blackstone Group Angelo Acconcia Principal The Blackstone Group

Why Graham? Clear market leader with sustainable technology advantage World-class senior management team brought on board in December 2006 New management team is only halfway through driving important cultural and strategic changes Size and scale to be a public company Stable growth, margins and end-market demand characteristics in recessionary environment Attractive levered equity returns Blackstone will remain largest shareholder for at least two years

Graham is a Premier Asset in the Packaging Industry Unparalleled leader in value-added custom plastic container industry #1 market position in product categories representing 90%+ of sales 60% of sales are into highly attractive Food & Beverage market Stable organic growth from domestic and international end markets and blue chip customer base Technology leader with 80% of products utilizing proprietary technology Niche business requiring high levels of design, innovation and service Limited exposure to rising resin and energy costs given contractual pass-throughs Strong free cash flow generation through robust margins, new business wins, earnings improvement plan ("EIP"), optimized capital spending and focus on return on capital

Graham Value Proposition

GRAHAM PACKAGING COMPANY

Attractive Long-term Equity Returns Driven by:

- Revenue growth and margin expansion resulting in EBITDA growth of ~5% per year
- ~$100 – $125 million free cash flow generation per year
- Reduction of financial leverage

Compelling Free Cash Flow Yield

- ~$100 – $125 million free cash flow on ~$1.2 billion of equity value offers ~10% yield

Potential for Additional Return Upside from:

- Business portfolio optimizations which could enhance growth rate and margins, and reduce capex and leverage
- Multiple expansion to high end of peer group, reflective of Graham's industry leading position
- International expansion / partnership opportunities and accretive acquisitions

An Opportunity to Partner with Blackstone and Hicks
to Realize an Attractive Levered Equity Return

5

Best-in-Class Senior Management Team Warren Knowlton - Chairman and CEO 30+ Years of Public Company Experience CEO of Morgan Crucible from December 2002 to August 2006 Increased share price 10x within 31/2 years Executive Director of Pilkington PLC from May 1997 to July 2002 Senior leadership positions at Owens Corning from 1977 to 1997 Warren Knowlton and Mark Burgess are world-class leaders with extensive experience Long history in senior leadership positions at public companies Strong credentials in top-line growth through restructuring / turnaround and value creation Joined Graham Packaging in December 2006 Mark Burgess - COO and CFO 15+ Years of Public Company Experience CEO of Anchor Glass from June 2005 to September 2006 Doubled run-rate EBITDA CFO of Clean Harbors Environmental Services from April 2003 to April 2005

Graham Packaging Overview

Plastics: Most Attractive Segment of Global Packaging Industry Benefits of Plastic Containers Global Growth by Material Growth in Plastics by Geography Total market: ~3-4% 2007 Total Market = $410 billion Source: Pira. Source: Management estimates. Source: Management estimates. Global Packaging Industry by Substrate Continued conversion from glass and metal to plastics Strong international market growth Flexibility of design enhances consumer marketability and appeal Environmentally sustainable products Attractive consumer characteristics - convenient, unbreakable Lowest all-in cost to produce

Technology Separates Graham from the Pack Recognized for Industry Leading Technology and Innovation 200+ professionals dedicated to R&D and technology Over 1,300 active patents worldwide Obtained as many patents last year as next five competitors combined Award winning engineering, bottle design services and innovation Complete line of differentiated proprietary technologies with industry leading line speeds 2006-2007 Design / Utility Patents Obtained (U.S.) Customers Recognize Graham Leadership Heinz Supplier of the Year (05,06,07) Miller Brewing Supplier of the Year Ocean Spray Supplier of the Year Danone Supplier of the Year Coke Strategic Partner Award Leveraging Technology Portfolio Hot fill Retort Multi-layer Active barrier Panel-less Recycled content 80% of Products Utilize Proprietary Technology

Graham Package Conversions Drive Industry Growth Snacks Paper / Plastic Bag Beer Glass Household Paper Juices Metal / Glass Food Metal Nutritional Metal Yogurt Drinks Automotive Metal

Technology Continues to Add Value for Customers

Line Speed

- Creates significant competitive advantage
- Graham capable of manufacturing over twice the number of bottles per minute as its competitors



Lightweighting

- Continually reducing container weight
- Saves water, freight (diesel, truckloads), resin and labor
- Improves product / package ratios



Leading Edge 64 oz.
Lightweighting Technology
Bottle Weight (Grams)
100
80
60
40
20
0
85
81
73
66
61
1994
1998
2004
2008
2009P

Sustainability

- Lightweighting
- Improved cube utilization
- Increased use of post consumer resin ("PCR")
- Minimize greenhouse gas emissions
  - Alternative resins
  - On-site plants reduce freight and energy



innocent

- Graham and Innocent were the first to use 100% recycled PET bottle for food in Europe

11

Graham is the Market Leader in Plastic Containers

GRAHAM PACKAGING COMPANY

Segment	Representative Products	Position	Highlights
Food & Beverage 	• Hot-fill juice • Sports drinks • Drinkable yogurt • Nutritional beverages • Ready-to-drink teas	#1 #1 #1 #1 #2	***50% bigger than nearest competitor in PET*** ***5x-6x bigger than nearest competitor in POLY*** ***60% market share in multi-serve hot-fill*** ***Focus on higher growth applications including RTD teas and enhanced waters***
Household Products 	• Laundry products • Dish detergent • Hard surface cleaner	#1	***40%+ market share in liquid fabric care*** ***30%+ market share in dish detergents*** ***Key customers in last phase of conversion to concentrate***
Automotive Lubricants 	• Motor oil	#1	***80% market share*** ***Gaining share in the fast growing multi-quart segment (10% growth in 2008)***
Personal Care / Specialty ("PCS") 	• Hair care • Skin care • Oral care	#1	***Partnering with key distributors to reach wider customer base with existing resources*** ***Targeting key markets based on growth rates and profitability***

90%+ Sales in Product Categories with #1 Market Position

12

Extensive Manufacturing Footprint Global on-site manufacturing accounts for ~30% of facilities 54 facilities across the U.S. (13 on-site) 29 facilities outside the U.S. (14 on-site) On-site advantages Single customer focus promotes productivity Close working relationships drive savings Long-term contracts Manufacturing Footprint and Customer Base Sustainability / logistics benefits Reduced working capital needs Long-term Relationships with Global Blue-chip Customers

Stable Margins and Demand Characteristics in Recessionary Environment Contractual Pass-Through of Input Costs Full pass-through of increase / decrease in resin costs Margin profile unchanged despite rising input cost environment in 2008 Other plastic packaging companies (mainly flexibles) may have suffered margin erosion ~75% contractual pass-through of energy costs Stable Demand Characteristics in Recessionary Environment Diversified business across basic consumer staples Food, motor oil, laundry detergent, other household products Exposed to top-tier, middle-tier and lower-tier price points for all major products Added stability through exposure to counter-cyclical private label brands

Management's Strategic Review

Graham Corporate Evolution Blackstone's Leveraged Buy-out of Graham Packaging - ~$350 million Equity Investment Graham founded in 1960 by the Donald Graham family Strong top-line growth during 15-year period Industry leading technology through proprietary Graham wheel Leader in converting major consumer product categories to plastic Significant capital requirements to fund conversion-driven growth Acquisition of O-I Plastic Container ($1.2 billion) Doubled size of company Established clear #1 positions in Food & Beverage and Household end markets Created scale platform with unparalleled technology portfolio Introduced a number of key challenges Large acquisition with complicated integration plan O-I business plagued by poor customer service Customer concentration with PepsiCo Entered personal care end market - different business model Blackstone Recruited New Senior Management to Drive Change at Graham 1998 2004 Dec 2006

New Management's Initial Priorities Pursue procurement cost savings to optimize supplier-to-customer value proposition Improve customer contract management and centralize pricing controls Develop and implement effective customer strategies to ensure sustained value creating relationships Evaluate and pursue cost improvements to optimize the plant network 1. Deliver the Budget 2. Execute the Earnings Improvement Plan Exceed our financial objectives: revenue, earnings, capital management and cash Drive consistent sales and operations performance to meet volume commitments Deliver on key operational objectives Streamline and automate collection and reporting of data required for high quality decision making Drive a step function improvement in our communication Ensure that internal control and compliance systems are effective Drive increased focus on accountability at all levels in the organization Assess and accelerate development of Graham's leadership pipeline 4. Improve Information Integrity for Effective Decision Making 3. Ensure We Have the Right People in the Right Jobs

Execution of Core Priorities ($ in Millions) Adjusted EBITDA (1) 1. Deliver the Budget 2. Execute the Earnings Improvement Plan Contracts Reduce price erosion and improve margins Customer Strategies Develop action plans to improve profitability Realign price, recover costs and exit unprofitable volume Procurement Reduce cost through standardization and best practice sharing Plant Actions Rationalize plant footprint and drive operational excellence SG&A Implement cost savings Management Change (1) Defined as EBITDA adjusted to exclude reorganization and other non-recurring items as disclosed in Graham's public filings. EIP Successful in Driving $40+ million of Improvement in 2007

Execution of Core Priorities (continued) 3. Ensure We Have the Right People in the Right Jobs 4. Improve Information Integrity for Effective Decision Making Situation Market data Significant amount of data exists but without single owners Limited documentation / training Reporting SAP is an excellent tool, but organization has many excel workarounds Too many report creators Limited documentation / training Data not always used effectively to drive decisions Market data Setup Vendors: 30 people Setup Customers: 20 people Setup Parts: 9 people Reporting 3,000+ Hyperion accounts for financials 500+ reports, though most are unused Effective decision making is slowed because "critical" data takes time to mine Impact SKU-level excel database developed By plant, customer, SKU, machine and mold Rolls up to plant and customer totals Automated fact-based assembly plans in SAP Solutions Better use of metrics and more critical assessment of employee effectiveness Driving accountable structures within key Business Units is driving ownership, speed and execution Significant changes have occurred across Business Units at all levels Created centers of excellence in key areas (pricing, sourcing, compliance) Efforts to change legacy culture have been successful to date - leadership team rising to the challenge Core management team contributing to enhanced results Data-driven Decision Making Enabled by New Tools

2008 Priorities Target new customers in existing and new markets by effectively utilizing proprietary technology and innovative capabilities Grow share of wallet profitability in existing and new markets with existing customers Drive plastic penetration in new markets Expand international base, focusing on Latin America, Central Europe, China and India 1. Deliver the Budget 2. Execute the Sales Improvement Plan to Grow Faster than Market 3. Deliver the Earnings and Cash Flow Improvement Plans 4. Ensure We Have the Right People in the Right Jobs Exceed our financial objectives: revenue, earnings, capital management and cash Deliver on key operational objectives Reorganize departments to ensure spans of control are optimal Develop plans and tools to improve sales and business development Drive culture of accountability Review, develop and implement proper tools to make Graham employees successful Pursue procurement cost savings Pursue operational cost improvements to reduce costs by 5% every year Optimize the overhead cost structure through targeted reduction Manage capital spend at same levels (5% - 6% of sales) as competitors Reduce working capital by 10%

Significant Growth Opportunities Emerging Growth Mature Plastic Sales Growth Drivers Focus on converting / growing new products lower on the maturity curve Many mature segments in the U.S. have significant growth abroad Enhanced waters growing at 25% rate RTD teas are growing in the low teens with conversion beginning Wide-mouth food opportunities include salsa and smaller jars for pasta sauce Certain nutritional beverages such as Slim- Fast remain in cans, and market growing double-digit Infant formula category is rapidly converting to plastic and growing slightly above GDP Shelf stable category conversions possible in single-serve where juice boxes dominate Significant volume opportunity in beer, which is less than 1% converted More Than $200 Million (run-rate) in New Business Awards Achieved so far in 2008

International Growth Opportunities

GRAHAM PACKAGING COMPANY

Market Presence

Europe


Offsite (7)
Onsite (8)

South America


Offsite (3)
Onsite (4)

Other

Exploring Strategic Stakes in India and China

Market Overview

Europe

- Rapid growth in nutritional and drinkable yogurt segments
- Beverage market converting to aseptic PET from cartons
- Manufacturing moving from W. Europe to E. Europe

South America

- Increased consumption of packaged goods
- Motor oil and yogurt markets growing above GDP

Other

- High-growth markets
- Low-cost manufacturing
- Highly fragmented industries

Graham Advantage/ Strategy

Europe

- Technology provides competitive advantage
- On-site facilities provide stable base business
- Presence in Poland provides edge in Eastern Europe
- Newly appointed GM (Eastern European)

South America

- Leveraging Graham global technology
- Growing relationships with global customers
- Building automotive business
- Graham on-site strategy has led to new wins

Other

- Seeking partner with $10+ million in sales
- Focus on core competencies
  - F&B and PCS
  - Injection / extrusion
  - HDPE, PET and / or PP
- Leverage local knowledge

22

Optimize Capital Spending / Focus on ROCE More practical, business-driven capital spending philosophy Achieving savings by rationalizing existing suppliers and qualifying new suppliers Implementing on-line bidding for equipment and services Identifying and utilizing idle assets/equipment Utilizing lower-cost global resources Asian equipment and Eastern European engineering capabilities Centralizing CapEx efforts to achieve efficiencies Focusing on full-cycle return on capital employed (ROCE) Capital Spending Trend ($ in Millions)

Strategic Initiatives to Enhance Margins through EIP Continue to address profitable vs. unprofitable growth Optimize book of business as contracts expire Aggressively pursue procurement initiatives in energy, freight and MRO Reduce fixed cost structure while growing top-line Improve productivity by 5% annually through implementation of operational excellence programs Proprietary technology continuing to drive innovative solutions Further Margin Upside to be Realized

Financial Overview

Historical and Budgeted Financial Performance Sales ($ in Millions) Adjusted EBITDA (1) ($ in Millions) CapEx ($ in Millions) Free Cash Flow (2) ($ in Millions) Source: Company filings and guidance. Note: 2008 revenue forecast reflects management's resin price assumption as of January 2008. (1) Defined as EBITDA adjusted to exclude reorganization and other non-recurring items as disclosed in Graham's public filings. (2) Defined as Adjusted EBITDA - CapEx. Management Change Management Change Management Change Management Change EBITDA EBITDA Margin CapEx CapEx as % of Sales

EBITDA Growth Through New Wins, SKU Pruning Base business has been growing through new business wins Pruning unprofitable business expected to improve EBITDA margin ~140bps from 2007 to 2008 Other one-time factors have caused total sales to decline in the short run PepsiCo re-distribution of volume Concentrate conversion PCS run-off / rationalization 2008E EBITDA expected to grow 5% despite a 3% decline in revenue ($ in Millions) 2006 2007 2008B Total Sales $2,521 $2,493 $2,415 Adj. EBITDA (1) $399 $431 $452 % Margin 15.8% 17.3% 18.7% Source: Company filings and guidance. Note: 2008 revenue forecast reflects management's resin price assumption as of January 2008. (1) Defined as EBITDA adjusted to exclude reorganization and other non-recurring items as disclosed in Graham's public filings. Adjusted EBITDA Margin Improvement +146 bps +141 bps

Strong Revenue Growth in 2009 as a Result of New Business Wins New business wins booked 2008 YTD will drive revenue growth of 5% in 2009 New international on-site wins with global customers Success in adjacent markets with new and existing customers Continued conversions from glass to plastic 2009E revenue growth of 7% if residual effect of one-time conversion to concentrate is excluded Source: Company filings and guidance. Note: 2008 and 2009 revenue forecast reflects management's resin price assumption as of January 2008. Sales 2008 ($ in Millions) Forecast Forecast Growth Food & Beverage $1,289 ~$1,400 9% HCA 571 ~530 (7) PCS 180 ~200 11 Europe 285 ~290 2 South America 91 ~105 15 Total Sales $2,415 ~$2,525 5% 2009

Significant Free Cash Flow Opportunity to Drive Value Creation ($ in Millions) LTM 3/31/08 Adjusted EBITDA (1) $441 CapEx (157) Cash Interest (2) (169) Cash Taxes (16) Free Cash Flow $100 Financial Objectives Top line growth of 3% to 5% annually EBITDA growth of 5% annually Cash flow in excess of $100 million annually ROCE in excess of 20% Drive equity value creation through rapid deleveraging Source: Company filings. (1) Defined as EBITDA adjusted to exclude reorganization and other non-recurring items as disclosed in Graham's public filings. (2) Pro forma for $156 million debt paydown at close, assumes no shareholder redemption.

Track Record of Deleveraging Source: Company filings and Company guidance. (1) Based on Graham's 2008E Covenant Compliance EBITDA and total debt as of December 31, 2008; pro forma for $156 million debt paydown at close, assumes no shareholder redemption. Graham has historically operated under considerable financial leverage In-line with historical leverage levels of certain comparable companies (5x - 6x) By December 2008, the Company will have delevered by a full turn since new management took over Based on current projections, Graham is expected to have substantial financial deleveraging over the next three years Packaging companies with strong free cash flow generation have delevered substantially over time creating considerable equity value (Crown, O-I) Total Debt / Covenant Compliance EBITDA

Graham Value Proposition

GRAHAM PACKAGING COMPANY

Attractive Long-term Equity Returns Driven by:

- Revenue growth and margin expansion resulting in EBITDA growth of ~5% per year
- ~$100 – $125 million free cash flow generation per year
- Reduction of financial leverage

Compelling Free Cash Flow Yield

- ~$100 – $125 million free cash flow on ~$1.2 billion of equity value offers ~10% yield

Potential for Additional Return Upside from:

- Business portfolio optimizations which could enhance growth rate and margins, and reduce capex and leverage
- Multiple expansion to high end of peer group, reflective of Graham's industry leading position
- International expansion / partnership opportunities and accretive acquisitions

An Opportunity to Partner with Blackstone and Hicks to Realize an Attractive Levered Equity Return

31

Transaction Overview

Transaction Summary On July 1, 2008, Graham Packaging reached a definitive agreement to go public through a transaction with Hicks Acquisition ("HAC"), valued at approximately $3.2 billion Consideration to Graham's current equity holders $350 million of cash 35 million shares (subject to adjustment) and 2.8 million warrants Includes a transfer of value of 2.8 million Founder's units $2,450 million of net debt (1) rolled over ($2,294 million to be outstanding at close, assumes HAC repays the difference using remaining cash held in trust) Founder will retain, through a series of transactions, 2.8 million earnout units Shares with trigger price of $13.75; warrants with strike price of $10.00 and trigger price of $15.00 The Blackstone Group will remain the single largest shareholder and roll the majority of its equity stake Agreed to maintain the largest ownership stake for at least two years The transaction will not result in a change-of-control under Graham's existing credit agreement or bond indentures Company received a legal opinion from Simpson Thacher & Bartlett LLP (1) Based on Graham's projected net debt as of September 30, 2008. Largest Ever Transaction between a SPAC and an Industrial Company

Sources & Uses and Pro Forma Capitalization Sources Pro Forma Capitalization Uses Note: CC EBITDA stands for Covenant Compliance EBITDA. Based on Graham's projected net debt as of September 30, 2008. Assumes no stockholders exercise their cash conversion rights. Pro forma cash and the amount of debt repaid following closing will be decreased by the amount used by HAC to pay its public stockholders who vote against the business combination and exercise their conversion rights, pursuant to which up to 16,559,999 shares may be converted. (1) Actual, as of May 31, 2008. Includes interest earned on cash held in trust and $20 million from purchase of co-investment units by Founder. (2) Excludes $25 million of deferred transaction expenses to be paid in 2009. ($ in Millions) Pro forma weighted average interest rate of 6.2%

Transaction Valuation and Ownership Implied Fully Distributed Firm Value of $3,485 million ($ in Millions, Except per Share Data) Pro Forma Valuation Pro Forma Equity Ownership (2) Note: Based on Graham's projected net debt as of September 30, 2008. Assumes no stockholders exercise their cash conversion rights. Pro forma cash and the amount of debt repaid following closing will be decreased by the amount used by HAC to pay its public stockholders who vote against the business combination and exercise their conversion rights, pursuant to which up to 16,559,999 shares may be converted. (1) Based on actual cash held in trust as of May 31, 2008; includes interest earned on cash held in trust and $20 million from purchase of co-investment units by Founder. (2) Based on 121.5 million fully diluted shares outstanding (treasury stock method) and $9.80 price per share. Includes all warrants. Excludes 2.8 million of earnout units that are retained by. Founder at closing and are subject to forfeiture if Graham's stock does not achieve certain pre-agreed trading levels. (3) Defined as EBITDA adjusted to exclude reorganization and other non-recurring items as disclosed in Graham's public filings. Current Graham Investors (Blackstone) 29%

Graham is Positioned for Meaningful Long-term Value Creation Assessment of Comparable Companies No "best comp" for Graham - going forward Graham will be the only publicly traded, pure-play, value- added custom plastic container company Direct competitors include private companies and divisions of large companies Sustainable growth and consistently high returns on capital are the fundamental drivers of long-term value creation in the packaging industry; the following criteria help explain industry valuations: Qualitative valuation drivers: Market leadership - is a company the clear #1 player in its major businesses? Unique technology - does a company have a technology advantage that is defensible? Growth - do key end markets and geographies demonstrate attractive growth characteristics? Quantitative valuation drivers: EBITDA margins - are margins attractive relative to competitors and sustainable over time? Capital efficiency - does capital spending translate into EBITDA? Cost pass-through - are raw material price increases passed through on a contractual basis?

Assessment of Comparable Companies (continued) Rigid Packaging Comps Growth Unique Technology Market Leadership Above Average EBITDA Margins Below Average Capex as % of EBITDA Contractual Input Cost Pass-Thru 60-day average FV / 2008E EBITDA 7.7x 8.5 8.0 8.4 7.1 7.3 ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? Note: Market data as of July 10, 2008. Based on daily closing prices for the past 60 days.

Graham versus Core Comparables Company By Product By Geography 2008 EBITDA Margin 2008 EBITDA - Capex Margin Company By Product By Geography 2008 EBITDA Margin 2008 EBITDA - Capex Margin Current 60-Day Average (2) Plastic containers - 100% North America - 86% Europe - 11% South America - 3% 18.7% 12.0% 7.7x 7.7x Dispensing plastic closures - 100% United States - 26% Europe - 62% RoW - 11% 17.3 9.3 8.2 8.5 Beverage cans - 63% Food & household cans - 16% Plastic containers - 10% Aerospace - 11% United States - 71% RoW - 29% 12.5 8.0 7.5 8.0 Beverage cans - 41% Food cans - 37% Specialty - 6% Other - 16% United States - 27% Europe - 20% RoW - 53% 12.0 10.0 8.2 8.4 Glass containers - 100% North America - 30% Europe - 44% RoW - 26% 21.8 17.0 6.3 7.1 Food cans - 57% Plastic containers - 21% Closures - 21% North America - 89% Europe - 10% RoW - 1% 13.9 9.6 6.8 7.3 Firm Value / 2008 EBITDA Note: Market data as of July 10, 2008. (1) Based on 2007 company filings. (2) Based on daily closing prices for the past 60 days. Business Mix (1)

Appendix

Public Market Financial Data ($ in Millions, Except per Share Data)

Other Key Financial Attributes Existing Capital Structure is a Benefit Very attractive capital structure that cannot be replicated in today's market Senior credit facilities priced at L+225bps maturing in 2010 / 2011 8.5% Senior Notes due 2012 9.875% Senior Subordinated Notes due 2014 Capital Structure will Remain in Place Transaction is a deleveraging event with $150+ million of debt paydown (1) - benefits lenders / bondholders Combination does not trigger "change-of-control" in bank or bond debt - supported by legal opinion The transaction is structured as an "IPO Reorganization" which is specifically contemplated by, and permitted under, the credit agreement, which provides that a change in control is not triggered so long as the Blackstone funds retain a voting stake larger than that held by any other holder. Upon completion of this initial public offering, the Company's equity interests not retained by the Current Graham Equity Holders will be widely held by the public shareholders of Hicks Acquisition Co. and, thus, no person or group will have the 50%-or-greater voting power that would trigger a change of control under the Indentures. Attractive Tax Profile Graham will retain $208 million of NOLs available to shield domestic income for a number of years post transaction Transaction Creates Public Currency with which to Pursue Strategic Acquisitions (1) Assumes no shareholder redemption.

Blue Chip Sponsorship Hicks Acquisition Company Formed in 2007 for the purpose of acquiring an operating company September 2007 IPO led by Citigroup raised over $550 million in capital Led by Thomas O. Hicks, Chairman of the Board 35+ years of private equity investing experience Founder of Hicks, Muse, Tate & Furst - one of the most active and successful private investment firms in the country Committed to a successful transaction - $20 million co-investment to be made at acquisition The Blackstone Group Founded in 1985; leading global alternative asset manager and provider of financial advisory services NYSE listed (ticker: BX) with ~$20 billion firm value and total assets under management of $114 billion Single largest Graham shareholder post-combination with Hicks Acquisition Company Dedicated to maintaining largest ownership position for at least two years, providing long term stewardship

Chief Executive Officer Warren Knowlton (62) Appointed Chief Executive Officer of Graham Packaging in December 2006 Chairman of the Graham Advisory Committee since December 2007 Previously served as the CEO of Morgan Crucible (December 2002 to August 2006) - a world leader in specialty carbon and ceramic products Turnaround of Morgan Crucible has recently been featured in February 2008 Harvard Business Review, June 1st 2008 CFO Magazine and in the Breakthrough Imperative, by Gottfredson and Schaubert (March 2008, Harper Collins) Prior to Morgan Crucible, Mr. Knowlton was an executive director of Pilkington, one of the world's largest glass makers. Mr. Knowlton joined Pilkington in 1997 and served as President - Building Products Worldwide, which he integrated, and as President - Automotive Worldwide Mr. Knowlton joined Pilkington from Owens-Corning, where he spent 20 years in a variety of positions including, among others: President, Building Materials Europe and Africa; Vice President, Operations and Manufacturing, Building Materials Group; Vice President, Sales, Industrial Materials Group Mr. Knowlton has a B.S. degree from the College of William and Mary in Virginia, an M.B.A. from the University of Utah, and a J.D. cum laude from the University of Toledo Admitted to the Ohio bar in 1982 Mr. Knowlton currently serves as a non-executive director of Smith & Nephew and Ameriprise Financial

Chief Financial Officer Mark Burgess (49) Appointed Chief Financial Officer and Chief Operating Officer of Graham Packaging in December 2006. Appointed COO / CFO in April 2008 Mr. Burgess served as President and Chief Executive Officer of Anchor Glass Container Corporation from June 2005 until September 2006, where he led the Company through a successful financial restructuring Previously served as Executive Vice President and Chief Financial Officer of Clean Harbors Environmental Services from April 2003 to April 2005 Prior to Clean Harbors, Mr. Burgess held senior financial and operational management roles at JL French Automotive Castings and Trailmobile Corporation between 1990 and 2003 From 1985 to 1990, Mr. Burgess served as Vice President of Chase Manhattan Bank Mr. Burgess holds a B.A. in economics from Dickinson College and an M.B.A. from the Fuqua School of Business at Duke University